SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 1999


                       Saxon Asset Securities Trust 1999-3
             Mortgage Loan Asset Backed Certificates, Series 1999-3

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

          On October 25,1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on October 25, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-3
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-3


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Payment Report Statement on
                         October 25, 1999

                                  Exhibit 99.1


                    Monthly Payment Report on October 25, 1999

                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-3
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-3
                                                  STATEMENT TO CERTIFICATEHOLDER

										       Cer-   Certifi-
Distribution Date:		25-Oct-99					       tifi-  cates
									      Interest cates  Carry   Applied
		  Original	Beginning				      Carry    Carry  Over    Realized Total	  Ending
		  Certificate	Certificate	Principal	 Interest     Forward  over   Amount  Loss     Distri-	  Certificate
Class	Cusip #	  Balance	Balance		Distribution	 Distribution Amount   Amount Paid    Amount   bution	  Balance

AF-1  805564EC1	154,198,250.00	150,988,958.53	3,148,910.79   661,457.46 	-   	N/A   N/A     N/A   3,810,368.25 147,840,047.74
AF-2  805564ED9	 70,000,000.00	 70,000,000.00		-      408,916.67 	-   	N/A   N/A     N/A     408,916.67  70,000,000.00
AF-3  805564EE7	 67,000,000.00	 67,000,000.00	 	-      402,279.17 	-   	N/A   N/A     N/A     402,279.17  67,000,000.00
AF-4  805564EF4	 56,000,000.00	 56,000,000.00	 	-      352,333.33 	-   	N/A   N/A     N/A     352,333.33  56,000,000.00
AF-5  805564EG2	 32,000,000.00	 32,000,000.00	 	-      210,666.67 	-   	N/A   N/A     N/A     210,666.67  32,000,000.00
AF-6  805564EH0	 42,133,000.00	 42,133,000.00	 	-      264,209.02 	-   	N/A   N/A     N/A     264,209.02  42,133,000.00
MF-1  805564EJ6	 24,639,000.00	 24,639,000.00	 	-      159,024.21 	-   	N/A   N/A      -      159,024.21  24,639,000.00
MF-2  805564EK3	 19,711,000.00	 19,711,000.00	 	-      136,088.03 	-   	N/A   N/A      -      136,088.03  19,711,000.00
BF-1  805564EL1	 14,784,000.00	 14,784,000.00	 	-      116,424.00 	-   	N/A   N/A      -      116,424.00  14,784,000.00
BF-1A 805564EM9	 12,320,000.00	 11,964,896.86	  736,814.37    86,097.40 	-   	N/A   N/A      -      822,911.78  11,228,082.49
AV-1  805564EN7	202,526,000.00	200,412,134.61	1,564,069.22   888,883.49 	-   	 -     -      N/A   2,452,952.71 198,848,065.39
AV-2  805564ET4	 77,887,500.00	 77,098,030.91	   57,119.02   344,949.44 	-   	 -     -      N/A     402,068.46  77,040,911.89
MV-1  805564EP2	  7,684,000.00	 27,684,000.00	 	-      128,599.87 	-   	 -     -       -      128,599.87  27,684,000.00
MV-2  805564EQ0	  3,219,000.00	 23,219,000.00	 	-      117,971.87 	-   	 -     -       -      117,971.87  23,219,000.00
BV-1  805564ER8	 14,289,000.00	 14,289,000.00	 	-       93,160.31 	-   	 -     -       -       93,160.31  14,289,000.00
BV-1A 805564ES6	 11,609,000.00	 11,422,108.58	  753,687.14    87,569.50 	-   	 -     -       -      841,256.64  10,668,421.44
C	80556C3	 	N/A		N/A	        N/A    717,648.88      N/A	N/A   N/A     N/A     717,648.88 	  N/A
R	80556R3		N/A		N/A		N/A	       -       N/A	N/A   N/A     N/A      	    -   	  N/A

TOTALS		849,999,750.00	843,345,129.49	6,260,600.55 5,176,279.32 				   11,436,879.86 837,084,528.95

Group I		492,785,250.00	489,220,855.39	3,885,725.16 2,797,495.96				    6,683,221.13 485,335,130.23
Group II	357,214,500.00	354,124,274.10	2,374,875.38 1,661,134.48				    4,036,009.86 351,749,398.72





One Month LIBOR RATE			5.38250%

Factor Information per $1,000 of the Original Balance

					    			  Certi-		Current
					     Interest 	Certi-	  ficates		Pass
		 Principal	Interest     Carry	ficates   Carryover  End Prin	Through
Class	Cusip #	 Distribution	Distribution Forward	Carryover Paid       Balance	Rate

AF-1  805564EC1	  20.42118	4.28966	     0.00000	N/A	  N/A	    958.76605	5.63250%
AF-2  805564ED9	   0.00000	5.84167	     0.00000	N/A	  N/A	  1,000.00000	7.01000%
AF-3  805564EE7	   0.00000	6.00417	     0.00000	N/A	  N/A	  1,000.00000	7.20500%
AF-4  805564EF4	   0.00000	6.29167	     0.00000	N/A	  N/A	  1,000.00000	7.55000%
AF-5  805564EG2	   0.00000	6.58333	     0.00000	N/A	  N/A	  1,000.00000	7.90000%
AF-6  805564EH0	   0.00000	6.27083	     0.00000	N/A	  N/A	  1,000.00000	7.52500%
MF-1  805564EJ6	   0.00000	6.45417	     0.00000	N/A	  N/A	  1,000.00000	7.74500%
MF-2  805564EK3	   0.00000	6.90417	     0.00000	N/A	  N/A	  1,000.00000	8.28500%
BF-1  805564EL1	   0.00000	7.87500	     0.00000	N/A	  N/A	  1,000.00000	9.45000%
BF-1A 805564EM9	  59.80636	6.98843	     0.00000	N/A	  N/A	    911.37033	8.63500%
AV-1  805564EN7	   7.72281	4.38898	     0.00000	0.00000	  0.00000   981.83969	5.70250%
AV-2  805564ET4	   0.73335	4.42882	     0.00000	0.00000   0.00000   989.13063	5.75250%
MV-1  805564EP2	   0.00000	4.64528	     0.00000	0.00000	  0.00000 1,000.00000	5.97250%
MV-2  805564EQ0	   0.00000	5.08083	     0.00000	0.00000	  0.00000 1,000.00000	6.53250%
BV-1  805564ER8	   0.00000	6.51972	     0.00000	0.00000	  0.00000 1,000.00000	8.38250%
BV-1A 805564ES6	  64.92266	7.54324	     0.00000	0.00000	  0.00000   918.97850	9.20000%









	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814

					   -6-

				      PAYMENT DISTRIBUTION STATEMENT
                                   SAXON ASSET SECURITIES TRUST 1999-3
                                 MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                          SERIES 1999-3



									Group I	     	Group II

	Aggregate Scheduled Mortgage Principal Balance		    486,427,044.10  352,688,730.39
	Prepayment Amount					      2,826,926.84    1,453,293.85
	Substitution Shortfall Amount				  	      -   	       -
	Repurchase Amounts						      -   	       -
	Other Recoveries						      -   	       -
	Extra Principal Distribution Amount				      -   	       -
	Applied Realized Loss Amount					      -   	       -
	Unpaid Realized Loss Amount				      	      -   	       -

									Group I		Group II

	Net Rate							9.78820%	 9.49638%
	Largest Mortgage Loan Balance				       599,576.53	787,178.51
	Servicing Fees						       205,460.83	147,629.53
	Master Servicing Fees						20,398.96	 14,762.88
	Pre-Funded Amounts						     -   	       -

	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

						  Group I			 	Group II

			Category	Number	Percentage  Principal Balance	 Number  Percentage  Principal Balance
			30-59 Days	 125 	 1.92014%     9,340,057.63	   106	  3.19848%     11,280,663.92
			60-89 Days	  20 	 0.27363%     1,330,986.12	    15 	  0.52918%      1,866,357.79
			  90+ Days	   1 	 0.00780%        37,963.55 	     -    0.00000%      	 -


												Group I		Group II

	Number of Mortgage Loans in Foreclosure Proceedings					  23	 	  35
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings	      2,039,002.53    4,112,429.35
	Number of Mortgage Loans in Foreclosure in Prior Month					   2 	           7
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month	        197,733.95 	913,738.55


												Group I		Group II

	Number of Mortgagors in Bankruptcy Proceedings						    6		   3
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings	        485,777.43	413,630.80


												Group I		Group II

	Number of any REO Properties							 	    -   	    -
	Book Value of any REO Properties							    -   	    -


								Group I		     	Group II
					Servicer	Number	Principal Balance    Number	Principal Balance
	Number of 60+ Delinquent Loans	Meritech	 45 	 3,512,762.23 	 	50 	 5,978,787.14


	Amount on Deposit in Asset Proceeds Account				11,436,879.86

	Interest								 6,666,780.83
	Capitalized Interest Requirement						 0.00

	Scheduled Principal						    	   488,128.88
	Unscheduled Principal							 4,280,220.69
	Prefunded Amount Transfer						     1,749.46



					-7-


                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-3
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-3
                                                  STATEMENT TO CERTIFICATEHOLDERS









									Group I		Group II

	Realized Losses for the current period				    -   	 -
	Cumulative Realized Losses					    -   	 -
	Applied Realized Losses						    -   	 -
	Unpaid Realized Losses						    -   	 -


									Group I		Group II

	Trigger Event						   Has not occurred   Has not occurred
	Subordinate Trigger Event			  	   Has not occurred   Has not occurred


	Overcollateralization Target Amount			     12,320,000.00	11,609,000.00
	Overcollateralization Amount				      1,091,913.87	   939,331.67



						-8-
